UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 1, 2007

eSavings Store.com, Inc.

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(Exact name of registrant as specified in its charter)

Nevada	33-123774	86-1098668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification No.)

1174 Manitou Drive NW

PO Box 363

Fox Island, WA 98333

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(Address of principal executive offices) (Postal Code)

Registrant's telephone number, including area code: (253) 549-4336

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8 - Other Events

On June 1, 2007, the Company entered into a Letter of Intent with Immureboost, a Thailand corporation. The Company intends to purchase certain intellectual property assets from Immureboost that are used in its business of developing products that affect the human body's immune system. The Company and Immureboost are negotiating terms to be included in a definitive agreement and will make further disclosure at the time such agreement is finalized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2006                                                                         ESAVINGS STORE.COM, INC.

/s/ John McLane

By: John McLane

President, CEO and Director